UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 18, 2007
SED International Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084

(Address Of Principal Executive Office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 491-8962
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective on September 18, 2007, our Board of Directors unanimously approved an amendment to our Bylaws to reduce, from 100% to 25%, the percentage of voting shares outstanding required to call a Special Meeting of Shareholders upon written notice to our Chief Executive Officer.
Item 9.01: Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
No.	Description
3.1	Article 1, Section 1.2 of the Bylaws of SED International Holdings, Inc., as amended on September 18, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.
Dated: September 18, 2007	By:	/s/ Lyle Dickler
Lyle Dickler,
Vice President of Finance

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